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Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We consent to the incorporation by reference in this Post-Effective Amendment No. 2 to Registration Statement No. 333-109929 of priceline.com Incorporated on Form S-3 of our report dated March 10, 2004, appearing in the Annual Report on Form 10-K/A of priceline.com Incorporated for the year ended December 31, 2003, and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.

/s/ Deloitte & Touche LLP

Stamford, Connecticut
June 7, 2004

Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in this Post-Effective Amendment No. 2 to Registration Statement No. 333-109929 of priceline.com Incorporated on Form S-3 of our report on Priceline Mortgage Company, L.L.C. dated February 25, 2004, appearing in the Annual Report on Form 10-K/A of priceline.com Incorporated for the year ended December 31, 2003.

/s/ Deloitte & Touche LLP

Jacksonville, Florida
June 7, 2004

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  Exhibit 23.1
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
  Exhibit 23.1
INDEPENDENT AUDITORS' CONSENT